UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/18/2013

Cytec Industries Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-12372

Delaware	22-3268660
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Five Garret Mountain Plaza
Woodland Park, NJ 07424
(Address of principal executive offices, including zip code)

(973) 357-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

On April 18, 2013, the Annual Meeting of Stockholders of Cytec Industries Inc. (the "Company") was held. At the Annual Meeting, the Company's stockholders voted on the following matters:

    1. On the matter of the election of four directors to serve for the terms indicated in the proxy statement relating to the Annual meeting, the final vote was as follows:

    _________________________________________________________________________________________
    Nominees                   Votes For       Votes Against       Abstained      Broker Non-Voted
    _________________________________________________________________________________________
    Chris A. Davis               37,276,913         539,781            45,408             3,050,086
    _________________________________________________________________________________________
    Shane D. Fleming          35,928,968      1,887,858            45,276             3,050,086
    _________________________________________________________________________________________
    Louis L. Hoynes            37,260,783         553,400            47,919             3,050,086
    _________________________________________________________________________________________
    William P. Powell          37,287,361         529,921            44,820            3,050,086
    _________________________________________________________________________________________

   2. On the matter of the proposal ratifying the appointment of KPMG LLP as our independent registered public accounting firm for 2013, the final vote was as follows:
   ______________________________________________________
   Votes For       Votes Against          Abstained
   ______________________________________________________
   40,282,664         592,449                   37,075
   ______________________________________________________

   3. On the matter of the approval of the compensation of our Named Executive Officers, the final non-binding vote was as follows:

   _____________________________________________________________________________________
   Votes For       Votes Against          Abstained       Broker Non-Votes
   _____________________________________________________________________________________
   36,596,824       1,083,475                  181,083            3,050,086
   _____________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytec Industries Inc.

Date: April 18, 2013	By:	/s/ Roy Smith
Roy Smith
Vice President, General Counsel and Secretary